Exhibit 10.4

COLLATERAL AGREEMENT

dated and effective as of

January 29, 2010,

among

HEXION SPECIALTY CHEMICALS, INC.,

each Subsidiary of Parent identified herein,

and

Wilmington Trust FSB,

as Collateral Agent

-i-

-ii-

Schedules

Schedule I	Commercial Tort Claims
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement

-iii-

COLLATERAL AGREEMENT dated and effective as of January 29, 2010 (this “Agreement”), among HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation (“Parent”), each Subsidiary of Parent that is or becomes a party hereto (each, a “Subsidiary Party”) and WILMINGTON TRUST FSB, as Collateral Agent (in such capacity, together with its successors and assigns, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to (a) the Indenture dated as of January 29, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among Hexion Finance Escrow LLC, a Delaware limited liability company, Hexion Escrow Corporation, a Delaware corporation, and Wilmington Trust FSB, as Trustee, as assumed by Hexion U.S. Finance Corp., a Delaware corporation (the “U.S. Issuer”) and Hexion Nova Scotia Finance, ULC, a Nova Scotia unlimited liability company (the “Canadian Issuer”) pursuant to that certain Supplemental Indenture dated as of January 29, 2010, by and among the U.S. Issuer, the Canadian Issuer, the Guarantors party thereto and Wilmington Trust FSB, as Trustee, and (b) the Intercreditor Agreement dated as of January 29, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Parent, each Subsidiary of Parent identified therein, the Trustee and the Intercreditor Agent.

ARTICLE I.

Definitions

SECTION 1.01. Indenture and Intercreditor Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture or the Intercreditor Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Additional 1-1/2 Lien Obligations” has the meaning assigned to such term in Section 7.09(d).

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preliminary statement and for the purpose of Section 7.19, the term Collateral Agent shall mean Wilmington Trust FSB in its own capacity and its successors and assigns pursuant to Section 7.05.

“Control Agreement” means a securities account control agreement or a commodity account control agreement, as applicable, enabling the Collateral Agent to obtain “control” (within the meaning of the New York UCC) of any such accounts, in form and substance reasonably satisfactory to the Collateral Agent.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Pledgor under any Copyright now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement (including, any such rights that such Pledgor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Dutch Security Documents” means all Dutch law-governed pledge, security or other agreements granting Liens on any assets of Parent or its Subsidiaries to secure the Notes Obligations.

“Existing Debentures” means the 8.375% Debentures of Parent due 2016, the 9.200% Debentures of Parent due 2021 and the 7.875% Debentures of Parent due 2023.

“Existing Notes” means the Existing Debentures outstanding on the date hereof.

“Existing Notes Documents” means the indentures under which the Existing Notes are issued and all other instruments, agreements and other documents evidencing or governing the Existing Notes or providing for any security, guarantee or other right in respect thereof.

“Existing Second Lien Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of November 3, 2006, among Hexion LLC, Parent, the subsidiaries of Parent party thereto, Wilmington Trust Company, as Trustee for the Existing Second Secured Notes, and JPMorgan Chase Bank, N.A., as Intercreditor Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Existing Second Secured Notes” means (a) the Second-Priority Senior Secured Floating Rate Notes of the Issuers due 2014 and (b) the 9 3/4% Second-Priority Senior Secured Notes of the Issuers due 2014, in each case issued pursuant to the Second Secured Notes Indenture.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Pledgor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” means any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“Incur” has the meaning assigned to such term in the Indenture.

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indenture Documents” means (a) the Indenture, the Notes, this Agreement and the other Security Documents and (b) any other related documents or instruments executed and delivered pursuant to the Indenture or any Security Document, in each case, as such agreements may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Restricted Subsidiary” means a “Restricted Subsidiary” under and as defined in either (a) the Indenture of Parent dated as of January 15, 1983, governing the Debentures due 2016, or (b) the Indenture of Parent dated as of December 15, 1987, governing the Debentures due 2021 and 2023, in each case, as amended, modified or supplemented from time to time.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intercreditor Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Junior Lender Claims” means (a) the Existing Second Secured Notes outstanding on the date hereof and (b) any other Indebtedness or other obligation incurred by Parent or any of its Subsidiaries after the date hereof that is secured by a Lien on the Collateral that is intended to rank junior in priority with the Liens securing the Notes Obligations granted under this Agreement, to the extent the incurrence of such Indebtedness or obligation and such Lien is permitted under the Indenture.

“Junior Lender Documents” means each agreement, document and instrument providing for, evidencing or securing any Indebtedness constituting Junior Lender Claims.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable by the Issuers to the Holders of the Notes under the documentation entered into in connection with the Notes as they may exist from time to time; provided, however, that Obligations with respect to the Notes shall not include fees or indemnifications in favor of the Trustee and other third parties other than the Holders of the Notes, nor the Parallel Debt Notes Obligations.

“Obligations” has the meaning assigned to such term in the Indenture as such term applies with respect to the Notes.

“Parallel Debt Notes Obligations” has the meaning assigned to such term in Section 7.19.

“Pari Passu Indebtedness” has the meaning assigned to such term in the Indenture.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including, any such rights that such Pledgor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledged ULC Shares” means Pledged Stock which are shares of a ULC.

“Pledgor” means Parent and each Subsidiary Party.

“Requirement of Law” means, with respect to any person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or to which such person or any of its property is subject.

“Second Secured Notes Indenture” means the Indenture, dated as of November 3, 2006, among Parent, Hexion Nova Scotia Finance, ULC, a Nova Scotia unlimited liability company, Hexion U.S. Finance Corp., a Delaware corporation, each Subsidiary of Parent identified therein, and Wilmington Trust Company, as trustee, as amended, restated, supplemented, waived, or otherwise modified from time to time.

“Secured Parties” means (a) the Collateral Agent, (b) each Holder, (c) the beneficiaries of each indemnification obligation undertaken by Parent, any Issuer or any Subsidiary Party under any Indenture Document, (d) the Trustee, (e) the holders of any Additional 1-1/2 Lien Obligations (or the trustee or agent thereof) that have entered into a joinder, supplement or amendment to this Agreement as contemplated by Section 7.09(d) and (f) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to use any Trademark now or hereafter owned by any third party (including, any such rights that such Pledgor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

“ULC” means an unlimited company existing under the laws of the Province of Nova Scotia, Canada.

ARTICLE II.

[Intentionally Omitted]

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby (except in the case of Pledged ULC Shares) assigns and (in all cases) pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests directly owned by it (which Equity Interests constituting Pledged Stock shall be listed on Schedule II) and any other Equity Interests obtained in the future by such Pledgor and any certificates representing all such Equity Interests; provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, which pledge, except in the case of a pledge of Pledged ULC Shares, shall be duly noted on the share register, if any, of such Foreign Subsidiary, (ii) any Equity Interests not required to be pledged as security for Senior Lender Claims, (iii) any Equity Interests of a Subsidiary of Parent to the extent that, as of the date hereof, and for so long as, such a pledge of such Equity Interests would violate a contractual obligation binding on or relating to such Equity Interests, or (iv) any Equity Interests of any Indenture Restricted Subsidiary owned by Parent or any Indenture Restricted Subsidiary (the Equity Interests pledged pursuant to this clause (a), the “Pledged Stock”) provided, further, that, other than with respect to the Hexion Canada Entities, (x) shares of capital stock and other Equity Interests will constitute Pledged Stock only to the extent that such capital stock and other Equity Interests can secure the Notes without Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act (“Rule 3-10” and “Rule 3-16,” respectively) (or any other law, rule or regulation) requiring separate financial statements of the issuer thereof to be filed with the SEC (or any other governmental agency); (y) in the event that either Rule 3-10 or Rule 3-16 requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of Parent due to the fact that such Person’s capital stock or other Equity Interests constitute Pledged Stock, then such capital stock or other Equity Interests shall automatically be deemed not to be Pledged Stock, but only to the extent necessary to not be subject to such requirement; and (z) in the event that either Rule 3-10 or Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such capital stock or other Equity Interests to constitute Pledged Stock without the filing with the SEC (or any other governmental agency) of separate financial statements of such Person, then such capital stock and other Equity Interests shall automatically be deemed to be Pledged Stock but only to the extent necessary to not be subject to any such financial statement requirement; (b)(i) the debt securities currently issued to any Pledgor (which debt securities constituting Pledged Debt Securities shall be listed on Schedule II), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities; provided that the Pledged Debt Securities shall not include debt securities (A) issued by any Indenture Restricted Subsidiary to Parent or any Indenture Restricted Subsidiary or (B) issued by any Foreign Subsidiary to Parent or a Domestic Subsidiary, in the case of this clause (B), for so long as the pledge of such Indebtedness would be deemed an incurrence of Indebtedness under any of the Existing Notes Documents or Indenture Documents or (C) that are not required to be pledged as security for Senior Lender Claims (the debt securities pledged pursuant to this clause (b), the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent), for the ratable benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Pledgor will cause any Pledged Debt Security or other Indebtedness for borrowed money (i) having an aggregate principal amount in excess of $15,000,000 or (ii) payable by Parent or any Subsidiary of Parent (other than, in the case of this clause (ii), any such Indebtedness referred to in clause (A), (B) or (C) of the proviso to Section 3.01(b) and intercompany Indebtedness incurred in the ordinary course of business in connection with the cash management operations and intercompany sales of Parent and each Subsidiary of Parent) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent), for the ratable benefit of the Secured Parties, pursuant to the terms hereof. Following the Discharge of Senior Lender Claims, to the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 6.01(a), (b), (f), (g) or (h) of the Indenture.

(c) Upon delivery to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent), (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to, following the Discharge of Senior Lender Claims, the Collateral Agent, and by

such other instruments and documents as, following the Discharge of Senior Lender Claims, the Collateral Agent, may reasonably request and (ii) all other property constituting part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as, following the Discharge of Senior Lender Claims, the Collateral Agent, may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the ratable benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be delivered pursuant to Section 3.02(b);

(b) the Pledged Stock to the best of each Pledgor’s knowledge, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable, subject to the assessability of the Pledged ULC Shares under the Companies Act Nova Scotia;

(c) except for the security interests granted hereunder (and those securing any Senior Lender Claims), each Pledgor (i) is and, subject to any transfers made in compliance with the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Indenture and other than Permitted Liens and (iv) subject to the rights of such Pledgor under the Indenture Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Indenture, and except for restrictions and limitations imposed by the Indenture Documents, the Senior Lender Documents, the Junior Lender Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature, other than restrictions on transfer in the articles of association of a ULC, that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Indenture or in the Senior Lender Documents, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement, the Intercreditor Agreement and the Foreign Pledge Agreements, when any Pledged Securities (excluding any foreign stock not covered by a Foreign Pledge Agreement) are delivered to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent), for the ratable benefit of the Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the ratable benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities, subject only to Permitted Liens or Liens arising by operation of law, as security for the payment and performance of the Obligations; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification.

(a) Each interest in any limited liability company or limited partnership controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate.

(b) Each interest in any limited liability company or limited partnership controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC, and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless the applicable Pledgor provides prior written notification to the Collateral Agent of such election and immediately delivers any such certificate to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent) pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. Following the Discharge of Senior Lender Claims, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or, except in the case of the Pledged ULC Shares, in favor of the Collateral Agent or, except in the case of Pledged ULC Shares, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Upon the occurrence of an Event of Default, each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such

Pledgor. If an Event of Default shall have occurred and be continuing, following the Discharge of Senior Lender Claims, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities held by it for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary of Parent that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary of Parent for certificates of smaller or larger denominations.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Indenture Documents; provided, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Indenture or any other Indenture Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, the other Indenture Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the ratable benefit of the Secured Parties, and, following the Discharge of Senior Lender Claims, shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).

(b) Except in the case of Pledged ULC Shares (in which case the Pledgors shall maintain all membership rights described herein until they cease to be registered as members of the applicable ULC), upon the occurrence and during the continuance of an Event of Default and after the Discharge of Senior Lender Claims and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the ratable benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent (or the Intercreditor Agent, as applicable), for the ratable benefit of the Secured Parties, and, following the Discharge of Senior Lender Claims, shall be forthwith delivered to the Collateral Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent (or the Intercreditor Agent, as applicable)). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and Parent has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Except in the case of Pledged ULC Shares (in which case the Pledgors shall maintain all membership rights described herein until they cease to be registered as members of the applicable ULC), upon the occurrence and during the continuance of an Event of Default and after the Discharge of Senior Lender Claims and after notice by the Collateral Agent to the relevant Pledgors of the Collateral Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the ratable benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

(d) Any notice given by the Collateral Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Instruments;

(viii) all Intellectual Property;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Letter of Credit Rights;

(xii) all Commercial Tort Claims as described in Schedule I hereto;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include) (a) any vehicle covered by a certificate of title or ownership, (b) any assets not required to be pledged as security for Senior Lender Claims, (c) any Letter of Credit Rights to the extent any Pledgor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose, (d) any Equity Interests or debt securities excluded from the pledge made pursuant to Section 3.01 hereof, (e) any Pledgor’s right, title or interest in any license, contract or agreement to which such Pledgor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which such Pledgor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-408 or 9-409 of the New York UCC or any other applicable law (including Title 11 of the United States Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect or (f) any Equipment or other asset owned by any Pledgor that is subject to a purchase money lien or a Capitalized Lease Obligation, in each case, as permitted under the Indenture Documents and the Senior Lender Documents, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than the Pledgors as a condition to the creation of any other security interest on such Equipment and, in each such case, such prohibition or requirement is permitted under the Indenture Documents and the Senior Lender Documents.

(b) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property”. Each Pledgor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Indenture or in any offering circular related thereto.

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared for filing in each governmental, municipal or other office specified by Parent, and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Collateral Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to Patents (and Patents for which registration applications are pending), registered Trademarks (and Trademarks for which registration applications are pending) and registered Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Collateral Agent for recording with, in the case of United States Patents, Trademarks, Copyrights and applications, the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, or, in the case of non-United States Patents, Trademarks, Copyrights and applications, the appropriate non-U.S. office, and otherwise as may be reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Issue Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 4.02(b) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens or Liens arising by operation of law.

(d) The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens or Liens arising by operation of law. None of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Pledgors holds any Commercial Tort Claim individually in excess of $5,000,000 as of the Issue Date.

(f) As of the Issue Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

SECTION 4.03. Covenants.

(a) Each Pledgor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Pledgor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Pledgor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Article 9 Collateral, for the ratable benefit of the Secured Parties. Each Pledgor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b) Subject to the rights of such Pledgor under the Indenture Documents to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the ratable benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $15,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent (or until the Discharge of Senior Lender Claims, the Intercreditor Agent), for the ratable benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory, following the Discharge of Senior Lender Claims, to the Collateral Agent.

(d) Without limiting the generality of the foregoing, each Pledgor hereby authorizes the Collateral Agent, with prompt notice thereof to the Pledgors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that any Pledgor shall have the right, exercisable within 90 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Pledgor hereunder with respect to such Collateral. Each Pledgor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 90 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(e) Following the Discharge of Senior Lender Claims, after the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(f) Following the Discharge of Senior Lender Claims, at its option, the Collateral Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the Indenture or this Agreement, and each Pledgor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(f) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents.

(g) Each Pledgor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(h) None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Indenture. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral and each Pledgor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Indenture or the Intercreditor Agreement. Notwithstanding the foregoing, if the Collateral Agent shall have notified the Pledgors that an Event of Default under clause (a), (b), (g) or (h) of Section 6.01 of the Indenture shall have occurred and be continuing, and during the continuance thereof, the Pledgors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing).

(i) Following the Discharge of Senior Lender Claims, none of the Pledgors will, without the Collateral Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices.

(j) Each Pledgor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default and after the Discharge of Senior Lender Claims, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral

Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(j), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the ratable benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with, respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $10,000,000, such Pledgor shall forthwith endorse, assign and deliver the same to the Collateral Agent (or, if prior to the Discharge of Senior Lender Claims, to the Intercreditor Agent), accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent (following the Discharge of Senior Lender Claims) may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article III, if any Pledgor shall at any time hold or acquire any Certificated Security, such Pledgor shall forthwith endorse, assign and deliver the same to the Collateral Agent (or until the Discharge of Senior Lender Claims, to the Intercreditor Agent), accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent (following the Discharge of Senior Lender Claims) may from time to time reasonably specify. If any security of a domestic issuer now or hereafter acquired by any Pledgor is uncertificated and is issued to such Pledgor or its nominee directly by the issuer thereof, upon the Collateral Agent’s reasonable request or upon and during the continuance of an Event of Default, such Pledgor shall promptly notify the Collateral Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, and following the Discharge of Senior Lender Claims, (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Pledgor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner of such security. If any security or other Investment Property, whether certificated or uncertificated, representing an Equity Interest in a third party and having a fair market value in excess of $10,000,000 now or hereafter acquired by any Pledgor is held by such Pledgor or its nominee through a securities intermediary or commodity intermediary, such Pledgor shall promptly notify the Collateral Agent thereof and, at, following the Discharge of Senior Lender Claims, the Collateral Agent’s request and option, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Pledgor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Financial Assets or Investment Property, for the ratable benefit of the Secured Parties, with such Pledgor being permitted, only with the consent of the Collateral Agent (until the Discharge of Senior Lender Claims, the Intercreditor Agent), to exercise rights to withdraw or otherwise deal with such Financial Assets or Investment Property. The Collateral Agent agrees with each of the Pledgors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this paragraph (b) shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

(c) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $5,000,000, such Pledgor shall promptly notify the Collateral Agent thereof in a writing signed by such Pledgor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. Except as permitted by the Indenture:

(a) Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Pledgor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a quarterly basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding three-month period, and (ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Collateral Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default following the Discharge of Senior Lender Claims, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Collateral Agent’s sole discretion) the designee of the Collateral Agent or the Collateral Agent in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

ARTICLE V.

Remedies

SECTION 5.01. Remedies Upon Default. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Collateral Agent may take any action specified in this Section 5.01. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Collateral Agent shall have the right, subject to the requirements of applicable law and in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Pledgors 10 Business Days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall, subject to the Intercreditor Agreement, promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Indenture Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Indenture Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the ratable benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default following the Discharge of Senior Lender Claims; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Pledgors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default following a Discharge of Senior Lender Claims, if, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI.

[Intentionally Omitted]

ARTICLE VII.

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 13.02 of the Indenture. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of Parent, with such notice to be given as provided in Section 13.02 of the Indenture.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Indenture Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Indenture Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 7.03. Limitation By Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Collateral Agent hereunder shall at all times be the same person that is the Collateral Agent under the Indenture. Written notice of resignation by the Collateral Agent pursuant to the Indenture shall also constitute notice of resignation as the Collateral Agent under this Agreement; provided that such resignation shall not affect the rights of the Collateral Agent pursuant to the Parallel Debt Notes Obligations and the Collateral Agent shall continue to hold such right until the effectiveness of the assignment thereof by the Collateral Agent to its successor agent. Upon the acceptance of any appointment as the Collateral Agent under the Indenture by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent pursuant hereto. The Collateral Agent will reasonably cooperate in assigning its right under the Parallel Debt Notes Obligations to any successor agent and the transfer of the Dutch Security Documents to such successor agent.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in the Indenture.

(b) Without limitation of its indemnification obligations under the other Indenture Documents, each Pledgor jointly and severally agrees to indemnify the Collateral Agent against, and hold the Collateral Agent harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against the Collateral Agent arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Indenture Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby, (ii) the use of proceeds of the Notes or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not the Collateral Agent is a party thereto; provided that such indemnity shall not, as to the Collateral Agent, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Agent.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Indenture Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to the Intercreditor Agreement, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default following the Discharge of Senior Lender Claims, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The Collateral Agent is authorized, but not obligated, to take any action reasonably required to effect a pledge of any Pledged Stock issued by any company organized under the laws of the Netherlands.

SECTION 7.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.

(a) No failure or delay by the Collateral Agent or any Holder in exercising any right, power or remedy hereunder or under any other Indenture Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent and the Holder hereunder and under the other Indenture Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Holder therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture.

(c) For the purpose of Section 7.09(b) above, the Collateral Agent shall be entitled to rely upon (i) written confirmation from the agent managing the solicitation of consents and a certificate signed by two Officers of Parent, provided by the Trustee, as to the receipt of valid consents from the Holders of at least a majority in aggregate principal amount of the outstanding Notes to amend this Agreement (or two-thirds in aggregate principal amount of the outstanding Notes if required by Article 9 of the Indenture), and (ii) any document believed by it to be genuine and to have been signed or presented by the proper Person and the Collateral Agent need not investigate any fact or matter stated in the document. At any time that Parent desires that this Agreement be amended as provided in Section 7.09(b) above, Parent shall deliver to the Collateral Agent a certificate signed by two Officers of Parent stating that the amendment of this Agreement is permitted pursuant to Section 7.09(b) above. If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), Parent shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. Such officers’ certificate and legal opinion will contain the statements required by Section 13.05 of the Indenture. If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), Parent shall furnish to the Collateral Agent copies of officers’ certificates and legal opinions delivered to the Trustee in connection with any amendment to the Indenture affecting the operation of this Section 7.09. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificates or opinions.

(d) Upon the Incurrence of Pari Passu Indebtedness secured by Liens permitted under the Indenture, which liens are intended to rank equal in priority with the Liens granted under this Agreement (“Additional 1-1/2 Lien Obligations”), the holders of such Pari Passu Indebtedness or the trustee or agent on behalf of such holders shall execute and deliver a joinder, amendment or supplement to this Agreement to provide that the new holder(s) (and/or the trustee or agent for such holder(s)) shall be “Secured Parties” hereunder, which joinder, amendment or supplement may provide for the appointment of the Collateral Agent as agent for such holder(s)

and/or provide for the grant of a security interest in the Collateral by the Pledgors in form and substance reasonably satisfactory to the Collateral Agent. Upon the execution and delivery by such holder(s) (or trustee or agent) and the other parties thereto of such joinder, amendment or supplement, such holder(s) (or trustee or agent for such holders) shall become a “Secured Party” hereunder with the same force and effect as if it were originally a party to this Agreement and named as a “Secured Party” herein. The execution and delivery of such joinder, amendment or supplement shall not require the consent of any other Secured Party hereunder (other than the Collateral Agent), and the rights and obligations of each Secured Party hereunder shall remain in full force and effect notwithstanding the addition of any new Secured Party as a party to this Agreement. For the purpose of this Section 7.09(d), the Collateral Agent shall be entitled to rely upon an officers’ certificate stating that the amendment of this Agreement is permitted pursuant to this Section 7.09(d).

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INDENTURE DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Indenture Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Indenture Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or any other Indenture Document against any Pledgor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Indenture Document in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release.

(a) (i) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Obligations (including without limitation foreign security documents), shall automatically terminate as of the date when all Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds. (ii) This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Obligations (including without limitation foreign security documents), shall automatically terminate as of the date when the Holders of at least two thirds in aggregate principal amount of all Notes issued under the Indenture consent to the termination of this Agreement, such termination to include, without limitation, the termination of the pledge of the Pledged Collateral and the Security Interest (including the Security Interest relating to any Subsidiary Guarantee but not the Guarantee itself).

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Indenture as a result of which such Subsidiary Party ceases to be a Subsidiary of Parent or otherwise ceases to be a Pledgor; provided that the requisite Holders shall have consented to such transaction (to the extent such consent is required by the Indenture) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Indenture to any person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Indenture, the security interest in such Collateral shall be automatically released.

(d) In the case of a Pledgor making a Permitted Transfer that is permitted by clause (y) of the last paragraph of Article 5 of the Indenture and such Permitted Transfer is to a Restricted Subsidiary that is not a Pledgor, the security interest in the Collateral of such Pledgor shall be automatically released.

(e) If any of the Collateral shall become subject to the release provisions set forth in Section 5.1 of the Intercreditor Agreement, such Collateral shall be automatically released from the security interest in such Collateral to the extent provided therein.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e) of this Section 7.15, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense all documents that such Pledgor shall reasonably request to evidence such termination or release (including UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any Subsidiary of Parent that is required to become a party hereto by Section 4.15 of the Indenture of an instrument in the form of Exhibit I hereto, such subsidiary shall become a Subsidiary Party and a Pledgor hereunder with the same force and effect as if originally named as a Subsidiary Party and a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17. Subject to Intercreditor Agreements. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (and its permitted successors), pursuant to the Third Amended and Restated Collateral Agreement dated as of January 29, 2010 (as further amended, restated, supplemented or otherwise modified from time to time), by and among Hexion LLC, Parent, certain subsidiaries of Parent, and JPMorgan Chase Bank, N.A., as collateral agent, or (b) any agent or trustee for any other Senior Lenders (as defined in the Intercreditor Agreement), and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Existing Second Lien Intercreditor Agreement and the Intercreditor Agreement. In the event of any conflict between the terms of any of the Existing Second Lien Intercreditor Agreement

and the Intercreditor Agreement, on the one hand, and the terms of this Agreement, on the other hand, then the terms of the Existing Second Lien Intercreditor Agreement or the Intercreditor Agreement, as applicable, shall govern. Nothing herein is intended, or shall be construed, to give any Loan Party any additional right, remedy or claim under, to or in respect of this Agreement or any Collateral.

SECTION 7.18. Senior Collateral Documents. The Collateral Agent acknowledges and agrees, on behalf of itself and any Secured Party, that, any provision of this Agreement to the contrary notwithstanding, until the Discharge of Senior Lender Claims, the Pledgors shall not be required to act or refrain from acting pursuant to this Agreement or with respect to any Collateral on which the Intercreditor Agent has a Lien superior in priority to the Collateral Agent’s Lien thereon in any manner that would result in a default under the terms and provisions of the Senior Lender Documents.

SECTION 7.19. Dutch Parallel Debt.

(a) The U.S. Issuer hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent amounts equal to the aggregate amount payable (verschuldigd) by it to the Holders under the Notes Obligations, (these payment undertakings to the Collateral Agent hereinafter collectively referred to as the “Parallel Debt Notes Obligations”).

(b) The Parallel Debt Notes Obligations will become due and payable (opeisbaar) immediately upon the Collateral Agent’s first demand, which may be made at any time, as and when one or more of the Notes Obligations becomes due and payable.

(c) Each of the parties to this Agreement hereby acknowledges that: (i) the Parallel Debt Notes Obligations constitutes undertakings, obligations and liabilities of the U.S. Issuer to the Collateral Agent which are transferable and independent from, and without prejudice to, the corresponding Notes Obligations and (ii) the Parallel Debt Notes Obligations represent the Collateral Agent’s own separate claims to receive payment of the Parallel Debt Notes Obligations from the U.S. Issuer, it being understood, that the amounts which may become due and payable by the U.S. Issuer in respect of the Parallel Debt Notes Obligations from time to time shall never exceed the aggregate amount which is payable under the Notes Obligations from time to time.

(d) For the avoidance of doubt, each of the parties to this Agreement confirms that the claims of the Collateral Agent against the U.S. Issuer in respect of the Parallel Debt Notes Obligations and the claims of any or more of the Holders against the U.S. Issuer in respect of the Notes Obligations payable to the Holders do not constitute common property (een gemeenschap) within the meaning of Article 3:166 of the Netherlands Civil Code (“NCC”) and that the provisions relating to such common property shall not apply. If, however, it shall be held that such claims of the Collateral Agent and such claims of any one or more of the Holders do constitute such common property and such provisions do apply, the parties to this Agreement agree that the Intercreditor Agreement shall constitute the administration agreement (beheersregeling) within the meaning of Article 3:168 NCC.

(e) For the avoidance of doubt, the parties hereto confirm that this Agreement is not to be construed as an agreement as referred to in Article 6:16 NCC and that Article 6:16 NCC shall not apply, and therefore that the provisions relating to common property (een gemeenschap) within the meaning of article 3:166 NCC shall not apply by analogy to the relationship between the Holders and the Collateral Agent on the one hand, and the U.S. Issuer as debtor of the Parallel Debt Notes Obligations on the other hand.

(f) To the extent the Collateral Agent irrevocably (onaantastbaar) receives any amount in payment of the Parallel Debt Notes Obligations (the “Notes Received Amount”), the Collateral Agent shall distribute such amount among the Holders in accordance with the Intercreditor Agreement. Upon irrevocable (onaantastbaar) receipt of any Notes Received Amount, the Notes Obligations shall be reduced by an aggregate amount (the “Notes Deductible Amount”) equal to the Notes Received Amount in the manner as if the Notes Deductible Amount were received as a payment of the Notes Obligations on the date of receipt by the Collateral Agent of the Notes Received Amount.

SECTION 7.20. ULC Shares. Notwithstanding any provisions to the contrary contained in this Agreement or any other document or agreement among all or some of the parties hereto, the applicable Pledgor is the sole registered and beneficial owner of Pledged ULC Shares pledged by such Pledgor and will remain so until such time as such Pledged ULC Shares are effectively transferred into the name of the Collateral Agent or another person on the books and records of the issuer of such ULC Shares. Accordingly the Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such Pledged ULC Shares (except insofar as the Pledgor has granted a security interest in such dividend on or other distribution, and any shares that are collateral shall be delivered to the Collateral Agent to hold as collateral hereunder) and shall have the right to vote such collateral and to control the direction, management and policies of the issuer of such Pledged ULC Shares to the same extent as the Pledgor would if such collateral were not pledged to the Collateral Agent pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Collateral Agent or any person other than the relevant Pledgor, a member of the issuer of such Pledged ULC Shares or any other ULC for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to the Pledgor (and not revoked) as provided herein and further steps are taken thereunder so as to register the Collateral Agent or other person as holder of such Pledged ULC Shares. To the extent any provision hereof would have the effect of constituting the Collateral Agent as a member of the issuer of Pledged ULC Shares prior to such time, such provision shall be severed therefrom and ineffective with respect to collateral that are Pledged ULC Shares without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to property that is not Pledged ULC Shares. Except upon the exercise of rights to sell or otherwise dispose of the Pledged ULC Shares following the occurrence of an Event of Default the Pledgor shall not cause or permit, or enable the issuer of Pledged ULC Shares to cause or permit, the Collateral Agent to: (a) be registered as a shareholder or member of the issuer of Pledged ULC Shares; (b) have any notation entered in its favor in the share register of the issuer of Pledged ULC Shares; (c) be held out as shareholder or member of the issuer of Pledged ULC Shares; (d) receive, directly or indirectly, any dividends, property or other distributions from the issuer of Pledged ULC Shares by reason of the Collateral Agent holding a security interest in the Pledged ULC Shares; or (e) act as a shareholder or member of the issuer of Pledged ULC Shares, or exercise any rights of a shareholder or member including the right to attend a meeting of the issuer of Pledged ULC Shares or vote the Pledged ULC Shares.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

HEXION SPECIALTY CHEMICALS, INC.,

By:	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL FOUNDRY, LLC,

By	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL INVESTMENTS, INC.,

By	/s/ Authorized Signatory
Name:
Title:

HEXION U.S. FINANCE CORP.,

By	/s/ Authorized Signatory
Name:
Title:

HSC CAPITAL CORPORATION,

By	/s/ Authorized Signatory
Name:
Title:

Notes Collateral Agreement

LAWTER INTERNATIONAL INC.,

By	/s/ Authorized Signatory
Name:
Title:

BORDEN CHEMICAL INTERNATIONAL, INC.,

By	/s/ Authorized Signatory
Name:
Title:

OILFIELD TECHNOLOGY GROUP, INC.,

By	/s/ Authorized Signatory
Name:
Title:

HEXION CI HOLDING COMPANY (CHINA) LLC,

By Lawter International Inc., as sole managing member

By	/s/ Authorized Signatory
Name:
Title:

Notes Collateral Agreement

WILMINGTON TRUST FSB, as Collateral Agent

By:	/s/ Authorized Signatory
Name:
Title:

Notes Collateral Agreement

Schedule I

to the Notes Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Schedule II

to the Notes Collateral Agreement

CAPITAL STOCK; DEBT SECURITIES

CAPITAL STOCK

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Hexion Specialty Chemicals, Inc. No. 3	Hexion LLC	82,556,847 shares of common stock	100%

North America Sugar Industries Incorporated No. B-2000	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Oilfield Technology Group, Inc. C-2	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Hexion 2 Nova Scotia Finance, ULC No. 2	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Hexion Specialty Chemicals Canada, Inc. No. 18 and No. 19	Hexion Specialty Chemicals, Inc.	489,866 common shares	100%

Hexion Nova Scotia Finance, ULC No. 2	Hexion Specialty Chemicals, Inc.	200 shares of common stock	100%

Hexion US Finance Corp. No. C-2	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Hexion 2 US Finance Corp. No. C-1	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Borden Chemical Foundry, LLC No. 1	Hexion Specialty Chemicals, Inc.	1,000 common units	100%

Borden Chemical Investments, Inc. No. C-4	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Borden Chemical International, Inc. No. C-2	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

HSC Capital Corporation No. 3	Hexion Specialty Chemicals, Inc.	1000 shares of common stock	100%

Hexion Specialty Chemicals Holding B.V. Uncertificated	Hexion Specialty Chemicals, Inc.	N/A	100%

Lawter International Inc. C-2	Hexion Specialty Chemicals, Inc.	100 shares of common stock	100%

Hexion CI Holding Company (China) LLC No. 1	Lawter International, Inc.	100 units	100%

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
Hexion Funing Holdings Limited
No. 1	Lawter International Inc.	3,500 shares	100%
No. 2	Lawter International Inc.	6,500 shares
Hexion IAR Holdings (HK) Limited
No. 1	Hexion CI Holding Company (China) LLC	3,500 shares	100%
No. 2	Hexion CI Holding Company (China) LLC	6,500 shares

Hexion Nanping Holdings Limited
No. 1	Hexion CI Holding Company (China) LLC	3,500 shares	100%
No. 2	Hexion CI Holding Company (China) LLC	6,500 shares
Hexion Specialty Chemicals Holding Germany GmbH Uncertificated	Hexion Specialty Chemicals, Inc.	N/A	100%
Nimbus Merger Sub, Inc. No. 1	Hexion Specialty Chemicals, Inc.	100 shares	100%

Hexion Quimica S.A.
No. 14	Hexion Specialty Chemicals, Inc.	10,566 shares	100%
No. 17	Hexion Specialty Chemicals, Inc.	307 shares
No. 18	Hexion Specialty Chemicals, Inc.	737 shares

DEBT SECURITIES

Securities	Issuer	Lender	Initial Principal Amount
Pledged Global Intercompany Note	U.S. Borrower and subsidiaries	U.S. Borrower and subsidiaries	Amounts outstanding from time to time

Schedule III

to the Notes Collateral Agreement

INTELLECTUAL PROPERTY

1.	Copyrights and copyright licenses

None.

2.	Patents and patent licenses

a.	Patents

Please see attached Patent Schedule.

b.	Patent Licenses

Listed below, are written licenses or sublicenses agreements now in effect regarding the Parent or its Subsidiaries use of the patent rights:

(1)	Settlement and License Agreement with DSM regarding DSM’s US Patent No. 4,844,604 and foreign counterpart patents relating to the use of a particular adhesion promoter for its optical fiber coatings.

3.	Trademarks and Trademark Licenses

a.	Trademarks

Please see attached Trademark Schedule.

b.	Trademark Licenses

Licensor	Licensee	Licensed Marks	Effective Date	Term
Hexion Specialty Chemicals, Inc.	Southern Foods Group, L.P. (now owned by Dean Foods/ Suiza)	BORDEN ELSIE	9/4/1997	5 years (Initial) Automatic 5 yr. Renewal

Hexion Specialty Chemicals, Inc.	Mid-American Dairymen, Inc. (n.k.a. Dairy Farmers of America “DFA”)	BORDEN ELSIE	12/31/97	5 years (Initial) Automatic Renewal

Hexion Specialty Chemicals, Inc.	Eagle Family Foods, Inc. (now owned by J.M. Smucker Company)	BORDEN ELSIE	1/23/1998	Perpetual

Hexion Specialty Chemicals, Inc.	Lotte Co. Ltd.	BORDEN & LADY BORDEN	4/28/1994	20 years Automatic Renewal

Hexion Specialty Chemicals, Inc.	B. F. Brands International, Inc.	BORDEN ELSIE	1/1/2008	Perpetual 30 years Automatic Renewal

Licensor	Licensee	Licensed Marks	Effective Date	Term
Hexion Specialty Chemicals, Inc.	MBI Inc (Danbury Mint)	Replicas of milk trucks	1/1/03	12/31/08

Borden Chemical Investments, Inc.	Hexion Specialty Chemicals, Inc.	Domestic Chemical Marks	4/3/96	5 years Renewable

Hexion Specialty Chemicals, Inc.	Premium Brands of Puerto Rico	BORDEN ELSIE	5/22/98	10 years Renewable

Borden Chemical Investments, Inc.	Alba Adesivos Industria E Comercio, Ltda.	Cascamite Casco Cascofix CascohobbyCascola Cascolac Cascolar Cascor Cascolor Cascophen Cascopox Cascorez Casco Pad Casotack	3/30/06	Perpetual

Trademark Schedule

US Trademarks owned by Hexion Specialty Chemicals, Inc., as successor in interest to (i) Resolution Performance Products LLC, (ii) Resolution Specialty Materials LLC, (iii) Borden Chemical, Inc. or (iv) BDS Two, Inc.1:

Trademark Name	Application Number	Application/Filing Date	Registration Number	Registration Date	Expiration Date
100-S	72222722	06-Jul-1965	0815679	27-Sep-1966	27-Sep-2016
91	72017152	09-Oct-1956	647962	02-Jul-1957
ABCO	75370988	09-Oct-1997	2518946	18-Dec-2001	18-Dec-2011
ABSIZE	73388035	23-Sep-1982	1258092	22-Nov-1983	03-Sep-2013
ACE	77012374	03-Oct-2006	3328328	06-Nov-2007	06-Nov-2017
ACFRAC (block)	73461465	18-Jan-1984	1309548	18-Dec-1984	18-Dec-2014
ACPACK (STYLIZED LETTERS)	73535527	02-May-1985	1368489	05-Nov-1985	05-Nov-2015
ACRYLAMAC	74585326	13-Oct-1994	1950642	23-Jan-1996	23-Jan-2016
ACTIVATOR	77868379	09-Nov-2009
ALBECOR	77679281	26-Feb-2009
ALBECOR-BIO	77774581	06-Jul-2009
ALBEMAST	77357084	20-Dec-2007
ALBESTER	74556794	03-Aug-1994	1914408	29-Aug-1995	29-Aug-2015
ALCURE	75424133	27-Jan-1998	2369143	18-Jul-2000	18-Jul-2010
ALPHA-REZ	78299503	12-Sep-2003	2897359	26-Oct-2004	26-Oct-2014
AQUAMAC	74610767	13-Oct-1994	1950840	23-Jan-1996	23-Jan-2016
ARCHEMIS	78219628	27-Feb-2003	3056136	31-Jan-2006	31-Jan-2016
ARICEL	74262172	03-Apr-1992	1787723	17-Aug-1993	17-Aug-2013
AXILAT	79036425	18-Jan-2007	3392161	04-Mar-2008	04-Mar-2018
Bakelite (Word)	72187976	04-Mar-1964	788887	04-May-1965	04-May-2015
BENCHMARK	74669735	04-May-1995	1999367	10-Sep-1996	10-Sep-2016
BETACURE	73648696	09-Mar-1987	1472754	19-Jan-1988	19-Jan-2018
BONDSHIELD (Stylized)	78173010	10-Oct-2002	3024295	06-Dec-2005	06-Dec-2015
BORD’N-SEAL (SPECIAL FORM)	78334920	02-Dec-2003	2990484	30-Aug-2005	30-Aug-2015

[1]	With respect to trademarks owned by predecessors of Hexion Specialty Chemicals, Inc., Hexion Specialty Chemicals, Inc. is in the process of recording the owner as Hexion Specialty Chemicals, Inc.

Trademark Name	Application Number	Application/Filing Date	Registration Number	Registration Date	Expiration Date
BORPAC (SPECIAL FORM)	78/351292	13-Jan-2004
BUREZ	76384208	15-Mar-2002	2890744	05-Oct-2004	05-Oct-2014
BURNETTS	71014500	11-Nov-1905	53316	29-May-1906
CARBAMAC	74585327	13-Oct-1994	1950643	23-Jan-1996	23-Jan-2016
CARDURA	72144546	14-May-1962	747425	02-Apr-1963	02-Apr-2013
CASCAMITE	71440540	11-Feb-1941	388311	17-Jun-1941	17-Jun-2011
CASCO	71126172	17-Dec-1919	132322	22-Jun-1920	22-Jun-2010
CASCOMEL	72286999	15-Dec-1967	860354	19-Nov-1968	19-Nov-2018
CASCOMELT	72182459	06-Dec-1963	785790	02-Mar-1965	02-Mar-2015
CASCOPHEN	71434774	08-Aug-1940	0384795	04-Feb-1941	04-Feb-2011
CASCO-RESIN	73106972	18-Nov-1976	1070827	09-Aug-1977	09-Aug-2017
CASCOREZ	71519508	25-Mar-1947	435742	06-Jan-1948	06-Jan-2018
CASCOWAX	73380608	18-Aug-1982	1251443	20-Sep-1983	20-Sep-2013
CELLOBOND	73301102	16-Mar-1981	1252582	04-Oct-1993	04-Oct-2013
CERAMAX	78340430	12-Dec-2003	2913251	21-Dec-2004	21-Dec-2014
CHEMACOIL	74585328	13-Oct-1994	1952672	30-Jan-1996	30-Jan-2016
CILC-N-KOTE	73072398	11-Sep-2006	1046209	17-Aug-1976
CINERGI	75106439	20-May-1996	2049160	01-Apr-1997	01-Apr-2017
ConKur	77736258	13-May-2009
DATASHIELD	78009629	24-May-2000	2735553	06-Jul-2003
DATASHIELD (STYLIZED)	78/173186	10-Oct-2002	2913826	21-Dec-2004	21-Dec-2014
DECOTHERM	73025056	24-Jun-1974	1069192	12-Jul-1977	12-Jul-2017
DESIGN	72322773	26-Mar-1969	0889551	21-Apr-1970	26-Aug-2010
DURAMAC	74585329	13-Oct-1994	1950644	23-Jan-1996	23-Jan-2016
DURITE	71163717	11-May-1922	166026	27-Mar-1923	27-Mar-2013
ECOBIND	78895887	30-May-2006	3321677	23-Oct-2007	23-Oct-2017
ECO-REZ	77884699	02-Dec-2009
ELSIE	72231036	22-Oct-1965	810861	05-Jul-1966
ELSIE (DESIGN PLUS OVAL	71/463642	25-Sep-1943	405706	15-Feb-1944
ELSIE BORDEN DESIGN	76/591578	11-May-2004	2,951,221	11-May-2004
ELSIE BORDEN DESIGN	75/747000	09-Jul-1999	2464457	26-Jun-2001
ELSIE DESIGN (COW HEAD)	576309	30-Mar-1949	529468	22-Aug-1950
ELSIE DESIGN (DAISY)	71440908	24-Feb-1941	397158	25-Aug-1942
ELSIE (DESIGN PLUS OVAL)	463642	25-Sep-1943	405706	15-Feb-1944

Trademark Name	Application Number	Application/Filing Date	Registration Number	Registration Date	Expiration Date
ELSIE’S KITCHEN	75/703923	06-May-1999	2458209	05-Jun-2001
EPIKOTE	71629822	16-May-1952	570404	10-Feb-1953	10-Feb-2013
EPIKURE	74444730	06-Oct-1993	2024235	17-Dec-1996	17-Dec-2016
EPI-REZ	71555061	20-Apr-1948	534577	12-Dec-1950	12-Dec-2010
EPI-REZ	72009030	29-May-1956	641951	26-Feb-1957	26-Feb-2017
EPON	71693727	23-Aug-1955	0625682	24-Apr-1956	24-Apr-2016
EPON	73257740	11-Apr-1980	1197554	15-Jun-1982	15-Jun-2012
EPON HPT	73627410	28-Oct-1986	1444691	30-Jun-1987	30-Jun-2017
EPONEX	73232524	24-Sep-1979	1192680	30-Mar-1982	30-Mar-2012
EPONOL	72107216	26-Oct-1960	0720158	22-Aug-1961	22-Aug-2011
FENTAK	78221480	04-Mar-2003	3000626	27-Sep-2005	27-Sep-2015
FIRE PRF2	73830861	12-Oct-1989	1626489	11-Dec-1990	11-Dec-2010
FLASHDRI	71348445	10-Mar-1934	0314647	03-Jul-1934
FLEX-REZ	78155861	20-Aug-2002	2830818	06-Apr-2004	06-Apr-2014
FLUORON	73735967	23-Jun-1988	1520393	17-Jan-1989	17-Jan-2019
FOREMOST ADHESIVES FORMULATOR	75732375	18-Jun-1999	2448500	01-May-2001
FOREMOST FORMULATOR	75731678	18-Jun-1999	2452240	15-May-2001
HALEX	72214881	24-Mar-1965	0815678	27-Sep-1966	27-Sep-2016
HELOXY	78824899	28-Feb-2006	3236573	01-May-2007	01-May-2017
HEXICRETE	77723297	27-Apr-2009	3732729	29-Dec-2009	29-Dec-2019
HEXIJET	78895816	30-May-2006	3218046	13-Mar-2007	13-Mar-2017
HEXION and X Device	78605244	08-Apr-2005	3415668	22-Apr-2008	22-Apr-2018
HEXION (word)	78605207	08-Apr-2005	3432698	20-May-2008	20-May-2018
HEXITHERM	77366449	08-Jan-2008	3588573	10-Mar-2009	10-Mar-2019
HYDREAU	75713544	25-May-1999	2474221	31-Jul-2001	31-Jul-2011
HYDRO KUP	75199075	18-Nov-1996	2161469	02-Jun-1998
HYDRO-REZ	76322557	09-Oct-2001	2571473	21-May-2002	21-May-2012
HYDROSPERSE	73072399	22-Dec-1975	1046210	17-Aug-1976
IRLON11	73270223	14-Jul-1980	1191006	02-Mar-1982	23-May-2012
KLEARSHIELD (STYLIZED)	78173117	10-Oct-2002	3013774	08-Nov-2005	08-Nov-2015
KLEEROX	75455107	23-Mar-1998	2244630	11-May-1999	11-May-2019
L-100	71578817	13-May-1949	0530987	19-Sep-1950	19-Sep-2010
LAWTER	78425281	26-May-2004	3127705	08-Aug-2006	08-Aug-2016
LITHKYD	73274063	14-Aug-1980	1217996	30-Nov-1982	17-Apr-2013
LUBRIL	74401953	15-Jun-1993	1932479	07-Nov-1995	07-Nov-2015

Trademark Name	Application Number	Application/Filing Date	Registration Number	Registration Date	Expiration Date
LUCIWAX	73054974	12-Jun-1975	1049894	12-Oct-1976	12-Oct-2016
MACOPOL	74585331	13-Oct-1994	1950646	23-Jan-1996	23-Jan-2016
MINI-THERM	73207834	19-Mar-1976	1146987	17-Feb-1981
MIRREX	73360128	16-Apr-1982	1247475	09-Aug-1983	03-Sep-2013
MIRRITE	73368296	07-Jun-1982	1251391	20-Sep-1983	12-Jun-2013
MONO-LITH	78896039	30-May-2006	3218048	13-Mar-2007	13-Mar-2017
NEW GEN	75783329	24-Aug-1999	2858210	29-Jun-2004
NORPOL	75454036	20-Mar-1998	2246001	18-May-1999	18-May-2019
NYPOL	73084789	22-Apr-1976	1080103	27-Dec-1977	27-Dec-2017
PERMALOID	75453571	20-Mar-1998	2384546	12-Sep-2000	12-Sep-2010
PerviousCrete	77736145	13-May-2009
PETRO-REZ	73108197	01-Dec-1976	1073871	27-Sep-1977	27-Sep-2017
PEXATE	72338781	24-Sep-1969	0903690	08-Dec-1970	12-Apr-2011
PENTALYN	71430398	05-Apr-1940	380452	20-Aug-1940
PHENOMEL	78140736	02-Jul-2002	2849332	01-Jun-2004	01-Jun-2014
PHENOMEL	78173186	10-Oct-2002	2913826	21-Dec-2004
PINEREZ	76389039	01-Apr-2002	2809808	03-Feb-2004	03-Feb-2014
PLASTICRYL	75402835	10-Dec-1997	2260576	13-Jul-1999	13-Jul-2019
POLYMAC	74585333	13-Oct-1994	1950647	23-Jan-1996	23-Jan-2016
POLYMID	72126526	23-Aug-1961	0738065	25-Sep-1962	02-May-2013
POLYSPERSE	73025057	24-Jun-1974	1046604	24-Aug-1976	24-Aug-2016
POLY-SHIELD	75099314	06-May-1996	2052607	15-Apr-1997
PRIME PLUS	77877641	20-Nov-2009
PROGASOL	73595760	28-Apr-1986	1460464	13-Oct-1987	13-Oct-2017
PROPTRAC	77114354	23-Feb-2007	3437184	27-May-2008	27-May-2018
PROTACT	75845056	29-Nov-1999	2511107	20-Nov-2001	20-Nov-2011
QUABOND (stylized)	71682061	21-Feb-1955	0614661	25-Oct-1955	25-Oct-2015
RCCRETE	77735264	12-May-2009
REACTOL	76070741	13-Jun-2000	2477814	14-Aug-2001	14-Aug-2011
REP OF ELSIE IN DAISY DESIGN	72017152	09-Oct-1956	647962	02-Jul-1957
RESOLUTION	76238388	10-Apr-2001	2743497	29-Jul-2003
RESOLUTION	78009629	24-May-2000	2735553	08-Jul-2003
REZIMAC	74585334	13-Oct-1994	1950648	23-Jan-1996	23-Jan-2016
RUTAPHEN	74391999	18-May-1993	1867890	20-Dec-1994	20-Dec-2014
SEACO	73428953	06-Jun-1983	1282904	26-Jun-2004	26-Jun-2014
SETALIN	73489633	13-Jul-1984	1372000	26-Nov-1985	26-Nov-2015
SMART PROPPANT	77672074	17-Feb-2009	3732651	29-Dec-2009	29-Dec-2019

Trademark Name	Application Number	Application/Filing Date	Registration Number	Registration Date	Expiration Date
SNOWTACK	78271598	08-Jul-2003	2945132	26-Apr-2005	26-Apr-2015
SPECTRASHIELD (Stylized)	78172855	10-Oct-2002	2935507	22-Mar-2005	22-Mar-2015
STRESS BOND	77877774	20-Nov-2009
STRUCTURFAST	75614963	04-Jan-1999	2402737	07-Nov-2000	07-Nov-2010
STRUCTURSEAL	76162905	10-Nov-2000	2714167	06-May-2003	06-May-2013
SUPRALEV	74225366	21-Nov-1991	1753482	23-Feb-1993	03-May-2013
SYNTHEBOND	78369983	18-Feb-2004	2982204	02-Aug-2005	02-Aug-2015
SYNTHESIZE	73308253	30-Apr-1981	1200788	13-Jul-1982	03-Apr-2012
TEXALON	72185302	24-Jan-1964	0775599	25-Aug-1964	28-Jun-2014
TEXBLEND	76338703	15-Nov-2001	2674496	14-Jan-2003	14-Jan-2013
THERMEX	72121742	09-Jun-1961	0738456	02-Oct-1962	02-May-2013
THERMOGEL	72390126	23-Apr-1971	0935897	20-Jun-1972	09-Sep-2012
THE WORLD OF FIBER OPTICS (& Design)	76239062	10-Apr-2001	2602719	30-Jul-2002
THOR (stylized)	71353319	29-Jun-1934	0318619	30-Oct-1934	30-Oct-2014
TRIONOL	72150175	31-Jul-1962	0758664	22-Oct-1963	13-Jun-2013
ULTRA-REZ	74022948	26-Jan-1990	1621861	13-Nov-1990	25-Jan-2011
VALUBOND	77877708	20-Nov-2009
VARIFLEX	73076931	11-Feb-1976	1047446	07-Sep-1976
VELVETOL	78610793	18-Apr-2005	3109049	27-Jun-2006	27-Jun-2016
VEOVA	74251218	02-Mar-1992	1723117	13-Oct-1992	13-Oct-2012
VERSATIC	77015123	05-Oct-2006	3271227	31-Jul-2007	31-Jul-2017
WEBVAR	74674421	16-May-1995	2014972	12-Nov-1996	12-Nov-2016
WONDER BOND	72274403	21-Jun-1967	0857305	24-Aug-1968	24-Aug-2018
XRT	78163047	11-Sep-2002	2830843	06-Apr-2004	06-Apr-2014

Patent Schedule

US Patents owned by Hexion Specialty Chemicals, Inc., as successor in interest to (i) Resolution Performance Products LLC, (ii) Resolution Specialty Materials LLC and (iii) Borden Chemical, Inc.:2

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
07/471032	26-Jan-90	4965331	23-Oct-90	26-Jan-10
07/524010	16-May-90	5061742	29-Oct-91	16-May-10
07/524350	16-May-90	5075155	24-Dec-91	16-May-10
07/562206	2-Aug-90	5096983	17-Mar-92	2-Aug-10
07/648780	31-Jan-91	5098964	24-Mar-92	31-Jan-11
07/648778	31-Jan-91	5098965	24-Mar-92	31-Jan-11
07/733424	22-Jul-91	5102702	7-Apr-92	22-Jul-11
07/508063	10-Apr-90	5110495	5-May-92	10-Apr-10
07/779667	21-Oct-91	5118889	2-Jun-92	21-Oct-11
07/668826	13-Mar-91	5137987	11-Aug-92	13-Mar-11
07/537398	13-Jun-90	5141974	25-Aug-92	13-Jun-10
07/722983	28-Jun-91	5146006	8-Sep-92	28-Jun-11
07/537316	13-Jun-90	5149730	22-Sep-92	13-Jun-10
07/727457	9-Jul-91	5175250	29-Dec-92	9-Jul-11
07/884247	11-May-92	5185388	9-Feb-93	11-May-12
07/851376	12-Mar-92	5191128	2-Mar-93	12-Mar-12
07/272287	17-Nov-88	5202051	13-Apr-93	13-Apr-10
07/841179	25-Feb-92	5217665	8-Jun-93	25-Feb-12
07/792004	14-Nov-91	5218038	8-Jun-93	14-Nov-11
07/960144	13-Oct-92	5292972	8-Mar-94	13-Oct-12
07/988247	9-Dec-92	5296520	22-Mar-94	9-Dec-12
08/095931	22-Jul-93	5296584	22-Mar-94	20-May-12

[2]	With respect to patents owned by predecessors to Hexion Specialty Chemicals, Inc., Hexion Specialty Chemicals, Inc. is in the process of recording the owner as Hexion Specialty Chemicals, Inc.

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
07/773895	25-Oct-91	5304225	19-Apr-94	25-Oct-11
08/166096	13-Dec-93	5317050	31-May-94	9-Dec-12
08/201361	24-Feb-94	5334675	2-Aug-94	9-Dec-12
08/110574	23-Aug-93	5345001	6-Sep-94	23-Aug-13
07/868933	16-Apr-92	5352712	4-Oct-94	4-Oct-11
07/960008	13-Oct-92	5378793	3-Jan-95	13-Oct-12
08/204782	2-Mar-94	5395913	7-Mar-95	2-Mar-14
08/138350	18-Oct-93	5399606	21-Mar-95	18-Oct-13
07/742531	8-Aug-91	5416531	9-8-91
08/214076	16-Mar-94	5424365	13-Jun-95	16-Mar-14
08/294645	23-Aug-94	5429865	4-Jul-95	23-Aug-14
08/189971	1-Feb-94	5436279	25-Jul-95	1-Feb-14
08/119026	9-Sep-93	5439863	8-Aug-95	9-Sep-13
08/128932	29-Sep-93	5442035	15-Aug-95	29-Sep-13
08/119031	9-Sep-93	5444030	22-Aug-95	9-Sep-13
	30-Jun-94	5446089	29-Aug-95	15-Dec-12
07/263548	27-Oct-88	5458959	17-Oct-95	17-Oct-12
08/274949	14-Jul-94	5480960	2-Jan-96	14-Jul-14
08/212302	14-Mar-94	5489619	6-Feb-96	6-Feb-13
08/487337	7-Jun-95	5498647	12-Mar-96	12-Mar-13
08/424846	19-Apr-95	5500461	19-Mar-96	19-Apr-15
08/474350	7-Jun-95	5500462	19-Mar-96	19-Mar-13
08/313721	27-Sep-94	5525698	11-Jun-96	27-Sep-14
08/341172	16-Nov-94	5527835	18-Jun-96	18-Jun-13
08/426273	21-Apr-95	5536529	16-Jul-96	16-Jul-13
08/454585	31-May-95	5538791	23-Jul-96	23-Jul-13
08/420550	12-Apr-95	5539073	23-Jul-96	12-Apr-15
08/436187	15-Nov-93	5552519	3-Sep-96	15-Nov-13
08/388133	13-Feb-95	5556705	17-Sep-96	13-Feb-15
08/572199	13-Dec-95	5569536	29-Oct-96	13-Dec-15

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
07/811980	23-Dec-91	5578668	26-Nov-96	26-Nov-13
08/587984	17-Jan-96	5587403	24-Dec-96	24-Apr-12
08/625839	1-Apr-96	5597876	28-Jan-97	1-Apr-16
08/391038	21-Feb-95	5621036	15-Apr-97	21-Feb-15
08/585380	1-Jan-96	5623031	22-Apr-97	1-Jan-16
08/469824	6-Jun-95	5635583	3-Jun-97	6-Jun-15
08/555047	8-Nov-95	5637374	10-Jun-97	15-Dec-12
08/700764	12-Aug-96	5637654	10-Jun-97	12-Aug-16
08/411887	28-Mar-95	5639806	17-Jun-97	28-Mar-15
08/430281	28-Apr-95	5639846	17-Jun-97	17-Jun-14
08/225890	11-Apr-94	5648404	15-Jul-97	15-Jul-14
08/495047	26-Jun-95	5650478	22-Jul-97	26-Jun-15
08/487317	7-Jun-95	5684114	4-Nov-97	4-Nov-14
08/416192	4-Apr-95	5686506	11-Nov-97	4-Apr-15
08/422318	13-Apr-95	5700587	23-Dec-97	23-Dec-14
08/647923	30-Nov-94	5711792	27-Jan-98	27-Jan-15
08/504277	19-Jul-95	5723703	3-Mar-98	19-Jul-15
08/566574	28-Nov-95	5739186	14-Apr-98	28-Nov-15
08/582855	4-Jan-96	5739213	14-Apr-98	4-Jan-16
08/896118	17-Jul-97	5741835	21-Apr-98	17-Jul-17
08/740664	31-Oct-96	5744514	28-Apr-98	31-Oct-16
08/958348	27-Oct-97	5811198	22-Sep-98
08/768055	16-Dec-96	5840215	24-Nov-98	16-Dec-16
08/861430	21-May-97	5869590	9-Feb-99	12-Apr-16
08/889605	8-Jul-97	5880246	9-Mar-99	8-Jul-17
08/861408	21-May-97	5880297	9-Mar-99	21-May-17
08/187006	17-Mar-94	5881194	9-Mar-99	9-Mar-16
08/988567	11-Dec-97	5891966	6-Apr-99	11-Dec-17
09/032892	27-Feb-98	5900468	4-May-99	27-Feb-18
08/487552	7-Jun-95	5902442	11-May-99	11-May-16

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
08/575637	20-Dec-95	5908873	1-Jun-99	20-Dec-15
09/053541	1-Apr-98	5910521	8-Jun-99	1-Apr-18
08/810449	4-Mar-97	5916933	29-Jun-99	28-Mar-15
08/704259	28-Aug-96	5916966	29-Jun-99	6-Jun-15
08/963483	3-Nov-97	5952440	14-Sep-99	3-Nov-17
08/861437	21-May-97	5962556	5-Oct-99	21-May-17
08/906660	7-Aug-97	5962584	5-Oct-99	7-Aug-17
08/558357	16-Nov-95	5962629	5-Oct-99	16-Nov-15
08/930637	20-Jan-98	5977214	2-Nov-99	20-Jan-18
09/057834	9-Apr-98	5980597	9-Nov-99	9-Apr-18
09/030111	25-Feb-98	5981796	9-Nov-99	25-Feb-18
08/978073	25-Nov-97	5998508	7-Dec-99	25-Nov-17
09/158584	22-Sep-98	6001950	14-Dec-99	22-Sep-18
09/063750	21-Apr-98	6005060	21-Dec-99	21-Apr-18
09/067373	27-Apr-98	6011186	4-Jan-00	27-Apr-18
08/906659	7-Aug-97	6013725	11-Jan-00	7-Aug-17
08/977977	25-Nov-97	6013757	11-Jan-00	25-Nov-17
09/142102	23-Jan-98	6014488	11-Jan-00	23-Jan-18
08/532807	10-May-94	6015846	18-Jan-00	18-Jan-17
08/883505	26-Jun-97	6015873	18-Jan-00	26-Jun-17
08/965661	6-Nov-97	6024839	15-Feb-00	6-Nov-17
08/806148	25-Feb-97	6046252	2-Apr-00	11-Apr-14
08/989618	12-Dec-97	6048911	11-Apr-00	12-Dec-17
08/932396	17-Sep-97	6050047	18-Apr-00	12-Apr-16
09/223481	30-Dec-98	6060611	9-May-00	30-Dec-18
09/085209	27-May-98	6063876	16-May-00	27-May-18
09/101474	8-Jan-97	6080806	27-Jun-00	8-Jan-17
09/033963	3-Mar-98	6084039	4-Jul-00	3-Mar-18
09/259343	1-Mar-99	6122428	19-Sep-00	19-Sep-17
09/095090	10-Jun-98	6127459	3-Oct-00	10-Jun-18

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
08/859518	2-May-97	6127508	3-Oct-00	2-May-17
09/155256	30-Jan-98	6132549	17-Oct-00	30-Jan-18
09/091301	4-Oct-98	6133403	17-Oct-00	23-Dec-16
09/443871	19-Nov-99	6136894	24-Oct-00	19-Nov-19
09/449870	29-Nov-99	6136944	24-Oct-00	29-Nov-19
08/967634	10-Nov-97	6136991	24-Oct-00	21-May-17
09/404025	23-Sep-99	6140421	31-Oct-00	22-Sep-18
09/116922	17-Jul-98	6143809	7-Nov-00	17-Jul-18
08/192077	4-Feb-94	6150492	21-Nov-00	21-Nov-17
09/301315	29-Apr-99	6159405	12-Dec-00	29-Apr-19
09/123105	27-Jul-98	6174947	16-Jan-01	27-Jul-18
09/040846	18-Mar-98	6187698	13-Feb-01	18-Mar-18
09/421168	19-Oct-99	6187875	13-Feb-01	19-Oct-19
09/421641	20-Oct-99	6201094	13-Mar-01	22-Sep-18
09/421727	20-Oct-99	6211406	3-Apr-01	20-Oct-19
09/213595	17-Dec-98	6214265	10-Apr-01	17-Dec-18
09/116923	17-Jul-98	6221934	24-Apr-01	17-Jul-18
09/635381	9-Aug-00	6232399	15-May-01	23-Sep-19
09/322633	28-May-99	6232411	15-May-01	28-May-19
09/223549	30-Dec-98	6235931	22-May-01	30-Dec-18
09/298153	23-Apr-99	6239248	29-May-01	22-Sep-18
09/133485	12-Aug-98	6242528	5-Jun-01	12-Aug-18
09/156050	18-Sep-98	6248843	19-Jun-01	18-Sep-18
09/360963	27-Jul-99	6255365	3-Jul-01	27-Jul-19
09/156254	18-Sep-98	6255523	3-Jul-01	18-Sep-18
09/490522	25-Jan-00	6274682	14-Aug-01	25-Jan-20
09/095079	10-Jun-98	6277928	21-Aug-01	10-Jun-18
09/242380	16-Sep-99	6284845	4-Sep-01	16-Sep-19
09/464552	16-Dec-99	6291578	18-Sep-01	16-Dec-19
09/388966	2-Sep-99	6291723	18-Sep-01	2-Sep-19

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
09/213955	17-Dec-98	6294117	25-Sep-01	17-Dec-18
09/102983	22-Jun-98	6294691	25-Sep-01	22-Jun-18
09/634240	8-Aug-00	6306241	23-Oct-01	10-Aug-18
08/950427	15-Oct-97	6307095	23-Oct-01	15-Oct-17
09/735813	13-Dec-00	6316583	13-Nov-01	22-Sep-18
09/321610	28-May-99	6333378	25-Dec-01	12-Aug-18
09/566314	8-May-00	6342615	29-Jan-02	21-May-17
09/413380	6-Oct-99	6353081	5-Mar-02	6-Oct-19
09/635909	10-Aug-00	6359037	19-Mar-02	10-Aug-20
09/456363	8-Dec-99	6365646	2-Apr-02	8-Dec-19
09/525138	14-Mar-00	6372295	16-Apr-02	14-Mar-20
09/617166	17-Jul-00	6372878	16-Apr-02	17-Jul-20
09/765819	20-Jan-01	6379800	30-Apr-02	22-Jun-20
09/659726	11-Sep-00	6384116	7-May-02	11-Sep-20
09/365418	2-Aug-99	6387501	14-May-02	2-Aug-19
09/696577	25-Oct-00	6388024	14-May-02	25-Oct-20
09/509762	9-Jul-99	6391952	21-May-02	9-Jul-19
09/212083	15-Dec-98	6395845	28-May-02	15-Dec-18
09/486144	22-May-00	6406789	18-Jun-02	22-Jul-19
09/813179	9-May-01	6410658	25-Jun-02	9-May-21
09/465279	16-Dec-99	6416696	9-Jul-02	16-Dec-19
09/404527	23-Sep-99	6433217	13-Aug-02	23-Sep-19
09/588019	6-Jun-00	6449413	10-Sep-02	10-Sep-19
09/260568	2-Mar-99	6455607	24-Sep-02	20-Dec-15
09/674114	28-Apr-99	6469097	22-Oct-02	28-Apr-19
09/661458	13-Sep-00	6478998	12-Nov-02	13-Sep-20
10/115076	4-Apr-02	6498883	24-Dec-02	4-Apr-22
09/469209	21-Dec-99	6492483	10-Dec-02	21-Dec-19
10/115076	4-Apr-02	6498883	24-Dec-02	4-Apr-22
09/704023	1-Nov-00	6500546	31-Dec-02	1-Nov-20

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
09/660369	12-Sep-00	6500912	31-Dec-02	12-Sep-20
09/807155	17-Aug-01	6501890	31-Dec-02	9-Aug-20
09/784624	15-Feb-01	6515047	4-Feb-03	5-Mar-21
09/694442	23-Oct-00	6515166	4-Feb-03	23-Oct-20
08/641827	2-May-96	6528157	4-Mar-03	2-May-16
10/351903	27-Jan-03	7001938	21-Feb-06	27-Jan-23
10/094136	11-Mar-02	6534598	18-Mar-03	11-Mar-22
09/068510	11-Aug-98	6541576	1-Apr-03	12-Nov-16
09/867269	29-May-01	6541595	1-Apr-03	29-May-21
09/596269	16-Jun-00	6548601	15-Apr-03	16-Jun-20
09/963711	27-Sep-01	6572804	3-Jun-03	27-Sep-21
09/602398	23-Jun-00	6573357	3-Jun-03	18-Jul-19
09/774881	1-Feb-01	6582819	24-Jun-03	22-Jul-19
09/242553	18-Feb-99	6582884	24-Jun-03	9-Jun-18
09/993196	16-Nov-01	6585820	1-Jul-03	21-Nov-21
09/940961	28-Aug-01	6605354	12-Aug-03	28-Aug-21
09/518506	3-Mar-00	6608161	19-Aug-03	3-Mar-20
10/099410	15-Mar-02	6608162	19-Aug-03	15-Mar-22
10/023780	14-Dec-01	6620901	16-Sep-03	14-Dec-21
09/701609	27-Mar-00	6628866	30-Sep-03	27-Mar-20
09/450588	30-Nov-99	6632527	14-Oct-03	22-Jul-19
09/773796	1-Feb-01	6641761	4-Nov-03	17-Dec-18
09/794976	27-Feb-01	6641762	4-Nov-03	17-Dec-18
10/073692	11-Feb-02	6646065	11-Nov-03	11-Feb-22
10/018707	17-Dec-01	6646094	11-Nov-03	15-Oct-20
09/785098	16-Feb-01	6653398	25-Nov-03	14-Jul-21
10/073691	11-Feb-02	6653412	25-Nov-03	11-Feb-22
09/733290	8-Dec-00	6653436	25-Nov-03	10-Jan-21
10/357720	4-Feb-03	6663707	16-Dec-03	16-Nov-21
10/145829	14-May-02	6677426	13-Jan-04	14-May-22

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
10/365873	13-Feb-03	6699958	2-Mar-04	13-Feb-23
10/342799	15-Jan-03	6710101	23-Mar-04	15-Jan-23
10/070623	4-Mar-02	6716729	6-Apr-04	31-Dec-20
10/235326	5-Sep-02	6780511	24-Aug-04	29-Nov-22
10/041913	8-Jan-02	6818707	16-Nov-04	8-Feb-23
10/346350	16-Jan-03	6825278	30-Nov-04	16-Jan-23
10/250612	7-Jul-03	6881799	19-Apr-05	7-Jul-23
10/091086	5-Mar-02	6906425	14-Jun-05	27-Mar-23
10/121927	12-Apr-02	6911493	28-Jun-05	29-Nov-22
10/356286	31-Jan-03	6946509	20-Sep-05	3-Mar-23
10/671224	24-Sep-03	6956086	18-Oct-05	31-Mar-24
10/323067	19-Dec-02	6982044	3-Jan-06	19-Dec-22
10/101038	19-Mar-02	6984675	10-Jan-06	1-Dec-22
10/456429	6-Jun-03	6989413	24-Jan-06	17-Feb-20
10/351903	27-Jan-03	7001938	21-Feb-06	11-Apr-23
10/121396	12-Apr-02	7060745	13-Jun-06	6-Oct-22
10/507301	8-Sep-04	7073586	11-Jul-06	22-Sep-24
10/639414	12-Aug-03	7101924	5-Sep-06	7-Jun-24
10/416745	13-May-03	7129286	31-Oct-06	7-Jan-24
10/484129	16-Jan-04	7151192	19-Dec-06	8-Dec-24
10/445899	28-May-03	7153575	26-Dec-06	8-Nov-23
10/639576	12-Aug-03	7173081	6-Feb-07	21-Apr-24
10/639723	12-Aug-03	7186769	6-Mar-07	1-Oct-23
10/639726	12-Aug-03	7189780	13-Mar-07	7-May-24
10/420910	23-Apr-03	7238386	3-Jul-07	5-Feb-25
10/800841	15-Mar-04	7256226	14-Aug-07	12-Sep-25
10/875877	24-Jun-04	7262237	28-Aug-07	12-Jan-24
10/760326	20-Jan-04	7262238	28-Aug-07	22-Oct-24
10/825087	15-Apr-04	7270879	18-Sep-07	1-Apr-25
10/441171	19-May-03	7276555	2-Oct-07	31-Mar-24

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
10/712512	13-Nov-03	7285590	23-Oct-07	4-Mar-24
11/219276	2-Sep-05	7294189	13-Nov-07	4-Jun-26
10/617104	10-Jul-03	7321020	22-Jan-08	10-Jul-23
11/248105	12-Oct-05	7323534	29-Jan-08	12-Oct-25
10/607514	26-Jun-03	7326739	5-Feb-08	13-Mar-21
10/487318	20-Feb-04	7358312	15-Apr-08	19-Nov-23
11/410738	25-Apr-06	7374610	20-May-08	13-Aug-26
11/242745	4-Oct-05	7424911	16-Sep-08	7-Jul-26
11/520234	13-Sep-06	7450053	11-Nov-08	6-Nov-26
10/525912	25-Feb-05	7473712	6-Jan-09	10-Apr-24
10/525917	25-Feb-05	7473713	6-Jan-09	8-Mar-24
10/537691	6-Jun-05	7488383	10-Feb-09	5-Feb-25
10/541804	7-Jul-05	7563826	21-Jul-09
10/667648	22-Sep-03	7592067	22-Sep-09	22-Sep-23
11/520229	13-Sep-06	7598898	6-Oct-09
11/726573	22-Mar-07	7624802	1-Dec-09	13-May-27
10/528471	21-Mar-05
10/538681	10-Jun-05			12-Dec-23
10/574413	17-Sep-07			8-Oct-24
10/612606	2-Jul-03
11/053682	9-Feb-05
11/192983	29-Jul-05
11/230693	20-Sep-05
11/437018	18-May-06
11/473734	23-Jun-06
11/487622	17-Jul-06
11/501575	9-Aug-06
11/631802	5-Jan-07
11/701217	1-Feb-07
11/915218	15-May-08

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
11/956662	14-Dec-07
11/973787	10-Oct-07
11/996631	20-Jul-06
12/037231	26-Feb-08
12/063609	12-Dec-08
12/088544	12-Sep-07
12/135813	9-Jun-08
12/145667	25-Jun-08
12/145871	25-Jun-08
12/226159	9-Oct-08
12/268856	11-Nov-08
12/335238	15-Dec-08
12/360655	27-Jan-09
12/406579	18-Mar-09
12/406840	18-Mar-09
12/436217	6-May-09
12/437717	8-May-09
12/437747	8-May-09
12/498481	7-Jul-09
12/500967	10-Jul-09
12/508197	23-Jul-09
12/542034	17-Aug-09
12/564479	22-Sep-09
12/571878	1-Oct-09
12/599011	23-Jun-08
12/605990	26-Oct-09
12/639726	16-Dec-09
12/642343	18-Dec-09
12/642420	18-Dec-09
61/149879	4-Feb-09

Application Number	Filing Date	Patent Number	Issue Date	Expiration Date
61/156231	27-Feb-09
61/218506	19-Jun-09
61/218508	19-Jun-09
61/239535	3-Sep-09
61/286272	14-Dec-09
11/037094	18-Jan-05	US 7,645,196	12-Jan-10	18-Jan-25
07/466179
07/349544
07/158019
07/149569
07/096812
06/880260
06/86623
10/880746	29-Jun-04
10/869271	16-Jun-04
10/44487	23-May-03
10/349673	23-Jan-03

Exhibit I

to Collateral Agreement

SUPPLEMENT NO. ______ dated as of _________________ (this “Supplement”), to the Collateral Agreement dated as of January 29, 2010 (the “Collateral Agreement”), among HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation, each Subsidiary Party party thereto and WILMINGTON TRUST FSB, as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Indenture dated as of January 29, 2010 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), among Hexion Finance Escrow LLC, a Delaware limited liability company, Hexion Escrow Corporation, a Delaware corporation, and Wilmington Trust FSB, as Trustee, as assumed by Hexion U.S. Finance Corp., a Delaware corporation (the “U.S. Issuer”) and Hexion Nova Scotia Finance, ULC, a Nova Scotia unlimited liability company (the “Canadian Issuer”) pursuant to that certain Supplemental Indenture dated as of January 29, 2010, by and among the U.S. Issuer, the Canadian Issuer, the Guarantors party thereto and Wilmington Trust FSB, as Trustee.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Collateral Agreement referred to therein.

C. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Parent (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Party and a Pledgor under the Collateral Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Intellectual Property of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, organizational ID number and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name: Title:

Legal Name: Jurisdiction of Formation: Location of Chief Executive Office:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name: Title:

Schedule I

to Supplement No.____ to the

Collateral Agreement

LOCATION OF ARTICLE 9 COLLATERAL

Description	Location

Schedule II to

Supplement No._____

to the Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

Schedule III to

Supplement No._____

to the Collateral Agreement

Intellectual Property of the New Subsidiary